Exhibit 99.1
Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 2003-1
Distribution Dates:  1/15/03-12/15/03


1.   Amount of principal paid or distributed:
     Class A Certificates:                                                                       0.00
     per $1,000 original principal amount of Class A Certificates                                0.00
2.   Floating Allocation Percentage for such Collection Period
     (unweighted average):                                                                      9.17%
3.   Principal Allocation Percentage for such Collection Period:
4.   Amount of interest paid or distributed:
     Class A Certificates:                                                                 454,222.22
     per $1,000 original principal amount of Class A Certificates                                1.14
5.   Series 2003-1 Investor Default Amount for such Distribution Date:                     496,672.23
6.   Required Subordination Draw Amount, if any, for the preceding
     Collection Period (or for such Distribution Date):                                          0.00
7.   (a)  Amount of Investor Charge-Offs for the preceding Collection
     Period:                                                                                     0.00
     (b)  Amount of Reimbursements of Investor Charge-Offs for the
     preceding period:                                                                           0.00
8.   Pool Balance at end of related Collection Period                                   1,190,359,255
9.   After giving effect to distributions on this Distribution Date:
     (a)  Outstanding principal amount of Class A Certificates:                           400,000,000
     (b)  Pool Factor for Class A Certificates:                                        1.000000000000
10.  Applicable Interest Rate:
     (a)  LIBOR for the period from the previous Distribution Date to
     this Distribution Day:                                                                   1.1200%
     (b)  Class A Rate:                                                                       1.4600%
11.  (a)  Amount of Monthly Servicing Fee for the preceding Collection
     Period
           (1)  Distributed:                                                             8,674,943.40
           (2)  Balance:                                                                         0.00
     (b) Amount of Net Servicing Fee for the preceding Collection
     Period:                                                                             8,674,943.40
12.  Invested Amount on this Distribution Date (after giving effect to
     all distributions which will occur on such Distribution Date):                       400,000,000
13.  The Available Subordinated Amount (inclusive of incremental subordination)


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


     On the immediately preceding Distribution Date:
     On this Distribution Date:                                                            27,280,423
14.  The Incremental Subordinated Amount
     On the immediately preceding Determination Date:
     On this Distribution Date:
15.  The MH incremental Subordinated amount
     On the immediately preceding Determination Date:
     On this Distribution Date:
16.  The Reserve Fund Balance for this Distribution Date:                                   2,000,000
17.  The Excess Funding Account Balance for this Distribution Date:
18.  Amount in the Excess Funding Account at the beginning of an Early
     Amortization Period to be distributed as a payment of principal in respect to Class A Certificates:
19.  The amounts drawn on the Policy for this Distribution Date:
20.  Collection Account balance with respect to this Distribution Date:                           N/A
     Series 2003-1 Interest Payments on Class A Certificates                                      N/A
     Series 2003-1 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 1996-1 Servicer Advances (to be remitted to BCI)                                      N/A
     Series 1996-1 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 1997-2 Servicer Advances (to be remitted to BCI)                                      N/A
     Series 1997-2 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 1997-2 Fees (to be remitted to ABN)                                                   N/A
     Series 2003-3 Interest Payments on Class A Certificates                                      N/A
     Series 2003-3 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 2003-2 Interest Payments on Class A Certificates                                      N/A
     Series 2003-2 Investor Defaults (to be remitted to BCI)                                      N/A
     Collection Account Investment Proceeds (to be remitted to BCI)                               N/A
     Series 2003-1 Reserve Fund Investment Proceeds (to be remitted to
     BCI)                                                                                         N/A
     Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to
     BCI)                                                                                         N/A
     Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to
     BCI)                                                                                         N/A
     Series 2003-3 Reserve Fund Investment Proceeds (to be remitted to
     BCI)                                                                                         N/A
     Series 2003-2 Reserve Fund Investment Proceeds (to be remitted to
     BCI)                                                                                         N/A


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


     Series 2003-1 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A
     Series 1996-1 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A
     Series 1997-2 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A
     Series 2003-3 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A
     Series 2003-2 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)
21.  An Early Amortization Event has occurred:                                                     NO
22.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any
     3 consecutive calendar months to (y) the average of the month-end
     Pool Balances for such three-month period is:                                                N/A
     (Annualized three month average net losses)                                                  N/A
23.  Three-Month Payment Rate for the three (3) most recent Collection
     Periods:                                                                                     N/A
     A Three-Month Payment Rate Trigger has occurred:                                              NO
24.  Receivables Rate:                                                                            N/A
25.  Inventory Aging of the Eligible Pool Balance as of the end of the
     Collection Period:
                                         0-120 days                                               N/A
                                       121-179 days                                               N/A
                                       180-269 days                                               N/A
                                       270-359 days                                               N/A
                                       360-479 days                                               N/A
                                              480 +                                               N/A
26.  Optional removal of Receivables aged greater than 450 days during
     the related Collection Period                                                                 $0
27.  Eligible Investments on deposit in the Excess Funding Account and amounts on deposit in the Excess Funding Accounts for all other
     Series at the end of the Interest Period as a percentage of the
     assets of the Trust:                                                                       0.00%
     Has an asset composition Event Occurred:                                                      NO
28.  Amount of 491 Day Aged Receivables during Collection Period:                                 N/A
     Cumulative amount of 491 Day Aged Receivables from:
                                       Aged Eligibles:            Optional                 Put Limit:
                                                                  Removals:
     February 1, 2004                  N/A                        $0                              N/A
     to May 31, 2004:
     Has an Early Amortization Event Occurred:                                                     NO
29.  Principal Amount of Receivables subject to a Participation
     Interest at end of Period:                                                                  0.00


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


30.  Product Line Breakdown             Test Level:               Actual:
              Powersports:                  40.00%                                                N/A
              Marine:                       45.00%                                                N/A
              Recreational Vehicles:        20.00%                                                N/A
                    Other:                  10.00%                                                N/A
                    Manufactured Housing:   30.00%                                                N/A
                    Lawn & Garden:          10.00%                                                N/A
                    Total:                                                                        N/A
     Designated Manufacturer Percentage     35.00%                                                N/A
31.  Overconcentration Amounts:                                                                   N/A
     Designated Manufacturer Concentration:                                                       N/A
     Industry Overconcentrations:                                                                 N/A
     Obligor Overconcentrations:                                                                  N/A
     Manufacturer Overconcentrations:                                                             N/A
           Total Overconcentration Amounts:                                                       N/A
     Manufacturer Housing Percentage:                                                             N/A
     Manufacturer Housing Payment Rate:                                                           N/A
32.  MH Overconcentration Percentage:
                                                                                               30.00%
33.  (a)  BRMT I Defaulted Amount for Collection Period:                                    9,721,804
     (b)  BRMT I Non-Principal Collections Collection Period:                             120,277,995
     (c)  BRMT I Principal Collections Collection Period:                               2,522,451,097
     (d)  BRMT I Recovery Amount for Collection Period:                                     4,087,062
34.  Amount of Receivable purchased by the trust at a discount during
     Collection Period:                                                                           N/A
35.  Has an automatic Addition of Accounts Occurred:                                               NO
37.  Pool data on Receivables added as Automatic Account Additions                                N/A




Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT Series 2003-3
Distribution Date:     12/15/2003

1.   Amount of principal paid or distributed:
     (a) Class A Certificates:                                                                   0.00
     per $1,000 original principal amount of Class A Certificates                                0.00
2.   Floating Allocation Percentage for such Collection Period
     (unweighted average):                                                                     25.23%
3.   Principal Allocation Percentage for such Collection Period:                                  N/A
4.   Amount of interest paid or distributed:
     (a) Class A Certificates:


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


     per $1000 original principal amount of Class A Certificates                                 0.00
5.   Series 2003-3 Investor Default Amount for such Distribution Date:                            N/A
6.   Required Subordination Draw Amount, if any,
     for the preceding Collection Period (or for such Distribution
     Date):                                                                                      0.00
7.   (a) amount of Investor Charge-Offs for the preceding Collection
     Period:                                                                                     0.00
     (b) Amount of Reimbursements of Investor Charge-Offs for the
     preceding period:                                                                           0.00
8.   Pool Balance at end of related Collection Period                                   1,190,359,255
9.   After giving affect to distributions on this Distribution Date:
     (a) Outstanding principal amount of Class A Certificates:
     (b) Pool Factor for Class A Certificates:                                          1.00000000000
10.  Applicable Interest Rate:
     (a) LIBOR for the period from the previous Distribution Date to
     this Distribution Date:                                                                  1.1200%
     (b) Class A Rate:                                                                        1.4400%
11.  (a) Amount of Monthly Servicing Fee for the preceding Collection
     Period                                                                                   666,667
     (b) Series 2003-3 Excess Servicing Fee being distributed and
     remaining balance (if any):                                                           27,143,023
     (1) Distributed:                                                                      27,143,023
     (2) Balance:                                                                                0.00
12.  Invested Amount on this Distribution Date (after giving effect to all
     distributions which will occur on such Distribution Date):                           500,000,000
13.  The Available Subordinated Amount (inclusive of incremental subordination)
     On the immediately preceding Distribution Date:                                       46,448,087
     On this Distribution Date:                                                            46,448,087
14.  The Incremental Subordinated Amount
     On the immediately preceding Determination Date                                             0.00
     On this Distribution Date:                                                                  0.00
15.  The MH Incremental Subordinated Amount
     On the immediately preceding Determination Date:
     On this Distribution Date:
16.  The Designated Manufacturer Incremental Subordinated Amount
     On the immediately preceding Determination Date:                                            0.00
     On this Distribution Date:                                                                  0.00
17.  The Payment Rate Enhancement Amount
     On the immediately preceding Determination Date:                                            0.00
     On this Distribution Date:                                                                  0.00


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


18.  The Reserve Fund Balance for this Distribution Date:                                   2,500,000
19.  The Excess Funding Account Balance for this Distribution Date:
20.  Amount in the Excess Funding Account at the beginning of an Early
     Amortization Period to be distributed as a payment of principal in respect to Class A Certificates:
21.  The amounts drawn on the Policy for this Distribution Date:
22.  Collection Account balance with respect to this Distribution:                                N/A
     Series 2003-1 Interest Payments on Class A Certificates                                      N/A
     Series 2003-1 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 1996-1 Servicer Advances (to be remitted to BCI)                                      N/A
     Series 1996-1 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 1997-2 Servicer Advances (to be remitted to BCI)                                      N/A
     Series 1997-2 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 1997-2 Fees (to be remitted to ABN)                                                   N/A
     Series 2003-3 Interest Payments on Class A Certificates                                      N/A
     Series 2003-3 Investor Defaults (to be remitted to BCI)                                      N/A
     Series 2003-2 Interest Payments on Class A Certificates                                      N/A
     Series 2003-2 Investor Defaults (to be remitted to BCI)                                      N/A
     Collection Account Investment Proceeds (to be remitted to BCI)                               N/A
     Series 2003-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                       N/A
     Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                       N/A
     Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                       N/A
     Series 2003-3 Reserve Fund Investment Proceeds (to be remitted to BCI)                       N/A
     Series 2003-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                       N/A
     Series 2003-1 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A
     Series 1996-1 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A
     Series 1997-2 Excess Fund Account Investment proceeds (to be
     remitted to BCI)                                                                             N/A
     Series 2003-3 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A


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


     Series 2003-2 Excess Fund Account Investment Proceeds (to be
     remitted to BCI)                                                                             N/A
23.  An Early Amortization Event has occurred:                                                     NO
24.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool
     Balances for such three-month period is:                                                     N/A
     (Annualized three month average net losses)                                                  N/A
25.  Three-Month Payment Rate for the three (3) most recent Collection
     Periods:                                                                                     N/A
     A Three-Month Payment Rate Trigger has occurred:                                              NO
26.  Receivables Rate:                                                                            N/A
27.  Inventory Aging of the Eligible Pool Balance as of the end of the
     Collection Period:
                                         0-120 days                                               N/A
                                       121-179 days                                               N/A
                                       180-269 days                                               N/A
                                       270-359 days                                               N/A
                                       360-479 days                                               N/A
                                       480+                                                       N/A
28.  Optional removal of Receivables aged greater than 450 days during
     the related Collection Period                                                               0.00
29.  Amount on deposit in the Excess Funding Account and amounts on deposit in the Excess Funding Accounts for all other Series at the end of the Interest Period as a percentage of the assets of
     the Trust                                                                                  0.00%
30.  Amount of 491 Day Aged Receivables during Collection Period:                                 N/A
     Cumulative amount of 491 Day Aged Receivables from:

     February 1, 2004                          Aged                  Optional              Put Limit:
     through May 31, 2004              Ineligibles:                 Removals:
                                                N/A                        $0                     N/A
     Has an Early Amortization Event Occurred:                                                     NO
31.  Principal Amount of Receivables subject to a Participation
     Interest at end of Collection Period:                                                       0.00
32.  Product Line Breakdown                                       Test Level:                 Actual:
             Powersports:                                              40.00%                     N/A
             Marine:                                                   45.00%                     N/A
             Recreational Vehicles:                                    20.00%                     N/A
             Other:                                                    10.00%                     N/A
             Manufactured Housing:                                     30.00%                     N/A
             Lawn & Garden:                                            10.00%                     N/A
             Total:                                                                               N/A
     Designated Manufacturer Percentage                                35.00%                     N/A


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


33.  Overconcentration Amounts:
     Designated Manufacturer Overconcentration:                                                   N/A
     Industry Overconcentrations:                                                                 N/A
     Obligor Overconcentrations:                                                                  N/A
     Manufacturer Overconcentrations:                                                             N/A
     Total Overconcentration Amounts                                                              N/A
34.  MH Overconcentration Percentage:                                                             N/A
35.  Has an automatic Addition of Accounts Occurred:                                               NO
36.  Pool data on Receivables added as Automatic Account Additions                                N/A


Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:  12/15/03
     For the Collection Period:  12/01/02 through 11/30/03

     Aggregate Non-Principal Collections                                                  120,277,995
     Aggregate Principal Collections                                                    2,522,451,097
     Variable Funding Percentage (unweighted)                                                   4.53%
     Distributions on the Variable Funding Certificate:
     Non-Principal Collection Distributions:                                                6,057,913
     Principal Collection Distributions:                                                  116,320,070
     Variable Funding Amount as of the last day of the Collection
     Period:                                                                               12,979,229
     Variable Funding Default Amount                                                          582,577

     Monthly Servicing Fee Due                                                                101,667


Note: As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the Variable Funding Percentage of such Collections and (ii) the Excess Retained Percentage of such Collections, resulting in no payment by the Trustee.

Prepared by: Sarah Kirker
Bombardier Capital Inc.


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